UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 25, 2008

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 25, 2008, Nevada Gold & Casinos, Inc (the “Company”) announced that, effective January 27, 2008, it completed the sale of its 43% membership interest in the Isle of Capri-Black Hawk LLC to Isle of Capri Casinos, which owns the remaining 57% interest. The Company received $64.6 million for its membership interest in Isle of Capri-Black Hawk LLC, which owns the Isle of Capri-Black Hawk and Colorado Central Station, both of which are in Black Hawk, Colorado.

Item 9.01 Financial Statement and Exhibits.

(b) The following pro forma financial information is being filed with this report as Exhibit 99.1:

-	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 28, 2007;
-	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 29, 2007;
-	Unaudited Pro Forma Condensed Consolidated Statement of Operations as of October 28, 2007;
-	Unaudited Pro Forma Condensed Consolidated Statement of Operations as of April 29, 2007

The unaudited pro forma consolidated balance sheet as of October 28, 2007 reflects the financial position of the Company after giving effect to the disposition of our ownership interest in Isle of Capri-Black Hawk, LLC (“IC-BH”) and the receipt of net proceeds as if the disposition occurred on April 30, 2007.

The unaudited pro forma consolidated statements of operations for the six months ended October 28, 2007 and for the fiscal year ended April 29, 2007 have been derived from the historical consolidated financial statements of the Company to give effect to the proposed sale of our ownership interest in IC-BH to Isle of Capri Casinos as if it had been consummated on May 1, 2006.

The pro forma adjustments are described in the accompanying notes and are based upon available information and various assumptions that management believes are reasonable. These adjustments give effect to events directly attributable to the transaction.

The accompanying unaudited pro forma consolidated balance sheet and statements of operations should be read in conjunction with the historical and unaudited consolidated financial statements and the related notes thereto of our company and IC-BH incorporated by reference to this Form 8-K. The unaudited pro forma are not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been consummated at the times indicated, nor are they necessarily indicative of the future financial position and the results of operations of the Company.

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K as Exhibit 99.1:

-  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 28, 2007;
-  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 29, 2007;
-  Unaudited Pro Forma Condensed Consolidated Statement of Operations as of October 28, 2007;
-  Unaudited Pro Forma Condensed Consolidated Statement of Operations as of April 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: February 1, 2008	By:	/s/ James J. Kohn
James J. Kohn
Chief Financial Officer

  INDEX TO EXHIBITS

Item	Exhibit
99.1
-  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 28, 2007;
-  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 29, 2007;
-  Unaudited Pro Forma Condensed Consolidated Statement of Operations as of October 28, 2007;
-  Unaudited Pro Forma Condensed Consolidated Statement of Operations as of April 29, 2007